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
[The Best of America Logo]               THE BEST OF AMERICA(R) AMERICA'S FUTURE ANNUITY(SM)
                                                    APPLICATION/ENROLLMENT CARD
                                                  $15,000 MINIMUM INITIAL PAYMENT
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PLAN TYPE  AN OPTION MUST BE SELECTED                                           DEATH BENEFIT OPTION
                                                                                IF NO OPTION IS SELECTED, THE DEATH BENEFIT WILL BE
This contract is established as a:                                              THE STANDARD 5 YEAR ANNIVERSARY

[ ] NON-QUALIFIED
[ ] 403(b) TRANSFER Disclosure form required.   [ ] IRA                         [ ] STANDARD 5-YEAR ANNIVERSARY
[ ] CRT (Charitable Remainder Trust)            [ ] ROTH IRA Custodial Form &   [ ] 1-YEAR ANNIVERSARY  *
      Transmittal form Required                 Statement of Understanding      [ ] 5%  INTEREST  *
[ ] 401 (a) (Investment Only)                   Required                        *  Additional charge, please see prospectus
  Disclosure form required & $100,000 minimum                                      Available to annuitants aged less than 85
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CONTRACT OWNER                                              [ ] CONTINGENT OWNER      [ ] JOINT OWNER
OWNER
Last Name or Plan Name                                      Last Name               Spouse only unless prohibited by law

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First Name or Plan Name (continued)          MI             First Name                                  MI

-----------------------------------------    --             -----------------------------------------   --
Address                                                     Address
-----------------------------------------                   -----------------------------------------

-----------------------------------------                   -----------------------------------------

Sex [ ] M [ ] F   Birthdate     /   /                       Sex [ ] M [ ] F   Birthdate     /   /
                            -------------                                               -------------
                             MM  DD  YYYY                                                MM  DD  YYYY
Soc. Sec. No. or Tax ID                                     Soc. Sec. No. or Tax ID
                       ------------------                                           -----------------
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ANNUITANT Complete only if different from                   [ ] CONTINGENT ANNUITANT Complete only  if applicable.
          primary contract owner.

Last Name                                                   Last Name

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First Name                                   MI             First Name                                  MI

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Address
       ----------------------------------

       ----------------------------------
                 Maximum issue age through age 85

Sex [ ] M [ ] F   Birthdate     /   /                       Sex [ ] M [ ] F   Birthdate     /   /
                            -------------                                               -------------
                             MM  DD  YYYY                                                MM  DD  YYYY
Soc. Sec. No. or Tax ID                                     Soc. Sec. No. or Tax ID
                       ------------------                                           -----------------

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BENEFICIARY             BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).
                        WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

                                                                            %                                             /  /
[ ]                  -------------------------------------------- ----------    ------------       -------------       -------------
                                                                            %                                             /  /
[ ]        [ ]       -------------------------------------------- ----------    ------------       -------------       -------------
                                                                            %                                             /  /
[ ]        [ ]       -------------------------------------------- ----------    ------------       -------------       -------------
                                                                            %                                             /  /
[ ]        [ ]       -------------------------------------------- ----------    ------------       -------------       -------------

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ANNUITY PURCHASE PAYMENTS      [ ] PAYMENT ENCLOSED       [ ] TRANSFER/1035 (requires transfer form)
                               [ ] ROLLOVER               [ ] OTHER              APPLY FOR TAX YEAR __________
First Purchase Payment $ _____________  ($15,000 MINIMUM INITIAL PAYMENT; $100,000 MINIMUM INITIAL PAYMENT FOR 401(a)
CONTRACTS/CERTIFICATES) submitted.  A copy of this application  properly signed by the producer will constitute  receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.
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REMARKS


APO-3418-A                    PRODUCT OF NATIONWIDE LIFE INSURANCE CO.                              ID-FUTURE-AO (03/1998)
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PURCHASE PAYMENT ALLOCATION             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.

                   A CONTRACT CANNOT BE ISSUED UNLESS THIS
                             SECTION IN COMPLETE


AMERICAN CENTURY
          %   VP Income & Growth
----------
          %   VP International
----------
          %   VP Value
----------

DREYFUS
          %   Capital Appreciation Portfolio
----------
          %   Stock Index Fund
----------
          %   Socially Responsible Growth Fund
----------

FIDELITY
          %   Contrafund Portfolio
----------
          %   Equity-Income Portfolio
----------
          %   Growth Portfolio
----------
          %   Growth Opportunities Portfolio
----------
          %   High Income Portfolio
----------
          %   Overseas Portfolio
----------

MORGAN STANLEY
          %   Emerging Markets Debt Portfolio
----------
          %   Real Estate Securities Portfolio
----------

NATIONWIDE(R)
          %   Capital Appreciation Fund
----------
          %   Government Bond Fund
----------
          %   Money Market Fund
----------
          %   Total Return Fund
----------

NATIONWIDE SUBADVISED FUNDS
          Fund Name(Subadvisor)
          %   Balanced Fund
----------    (Salomon Brothers)
          %   Equity Income Fund
----------    (Federated)
          %   Global Equity Fund
----------    (JP Morgan)
          %   High Income Bond Fund
----------    (Federated)
          %   Multi Sector Bond Fund
----------    (Salomon Brothers)
          %   Small Cap Value Fund
----------    (Dreyfus)
          %   Small Company Fund
----------    (Multi Managers)
          %   Strategic Growth Fund
----------    (Strong)
          %   Strategic Value Fund
----------    (Strong/Schafer)
          %   Select Advisers Mid Cap
----------    Fund (Three UAM Managers)


NEUBERGER & BERMAN
          %   AMT Guardian Portfolio
----------
          %   AMT Partners Portfolio
----------
          %   AMT Mid-Cap Growth
----------

OPPENHEIMER FUNDS
          %   Aggressive Growth Fund
----------
          %   Growth Fund
----------
          %   Growth & Income Fund
----------

VAN ECK
          %   Worldwide Hard Assets Fund
----------
          %   Worldwide Emerging Markets Fund
----------

WARBURG PINCUS
          %   International Equity Portfolio
----------
          %   Growth & Income Portfolio
----------
          %   Post-Venture Capital Portfolio
----------

NATIONWIDE LIFE INS. CO.
          %   Fixed Account
----------

MVA/GUAR. TERM OPTION (GTO)

          %   3 Year
----------
          %   5 Year
----------                $1,000 minimum
          %   7 Year      for each  MVA/GTO
----------                option.
          %   10 Year
----------

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CONTRACT OWNER SIGNATURES

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ] Yes [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

[ ] Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED  __________________  DATE __________________________________
                                             State

CONTRACT OWNER _______________________________   JOINT OWNER  __________________________________________
                          Signature                                      Signature

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PRODUCER INFORMATION
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[ ] Yes [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER SIGNATURE
                   --------------------------------------------
                                    Signature
       NAME                                                             PRODUCER SSN
            -------------------------------------------------------                   ----------------------------------------------
       BROKER/DEALER                                                    PHONE (      )
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       ADDRESS
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     REGULAR MAIL                                                                             EXPRESS MAIL
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     Nationwide Life Insurance Co.                      THE BEST OF AMERICA                   Nationwide Life Insurance Co.
     P.O. Box 16609                                        Service Center                     Individual Annuity Products, 1-05-P1
     Columbus, Ohio  43216-6609                            1-800-321-6064                     One Nationwide Plaza
                                                                                              Columbus, Ohio  43215-2220
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